UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06686

JF China Region Fund, Inc.

(Exact name of registrant as specified in charter)

Finsbury Dials

20 Finsbury Street

London EC2Y 9AQ

(Address of principal executive offices) (Zip code)

CSC

Suite 3100

1133 Avenue of the Americas

New York, NY 10036

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 441-9800

Date of fiscal year end: December 31

Date of reporting period: January 1, 2007 through June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

CONTENTS

Objectives	1
Management	1
Market Information	1
Highlights	2
Chairman’s Statement	3
Investment Manager’s Report	4
Top Ten Holdings	5
Investment Portfolio	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statement of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Results of the Annual Stockholder’s Meeting	16
Other Information	16
Fund Management	17
Dividend Reinvestment and Cash Purchase Plan	19
Directors and Administration	20

OBJECTIVES

JF China Region Fund, Inc. (the “Fund”) seeks to achieve long-term capital appreciation through investments primarily in equity securities of companies with substantial assets in, or revenues derived from, the People’s Republic of China (“China”), Hong Kong, Taiwan and Macau — collectively, the China Region.

The Fund provides investors with an opportunity to participate in the growing economies of the China Region where the economies of China, Hong Kong, Taiwan and Macau have become increasingly linked over recent years. Hong Kong enterprises have made substantial investments in China, particularly where labor and land prices are lower than in Hong Kong. Similarly, many Chinese companies have Hong Kong based subsidiaries with securities listed on the Hong Kong Stock Exchange. More recently, ‘A’ shares which are listed in China have become available for acquisition by institutional investors including the Fund. Many Taiwan enterprises also have operations in China.

The Fund invests to take advantage of the many opportunities that result from this linkage among the markets of the China Region.

MANAGEMENT

JF International Management Inc. (“JFIMI”) is the investment management company appointed to advise and manage the Fund’s portfolio. JFIMI is part of JPMorgan Chase & Co. (“JPMC”), one of the world’s premier financial services institutions. In asset management, JPMC operates globally under the name of JPMorgan Asset Management (“JPMAM”), although in Asia it uses the sub-brand JF Asset Management. Funds under management for the global asset management business of JPMAM were US$ 1.1 trillion as of June 30, 2007.

The day-to-day management of the Fund’s portfolio is handled by JPMAM’s Greater China investment team based in Hong Kong and led by Howard Wang.

MARKET INFORMATION

The Fund is listed on the New York Stock Exchange (symbol JFC). The share price is published in

•	The Wall Street Journal (daily online at www.WSJ.com/Free)

The net asset value is published in

•	The Wall Street Journal under “Closed-End Funds” (every Saturday)

•	www.jfchinaregion.com

JUNE 30, 2007        JF CHINA REGION FUND, INC.   1

HIGHLIGHTS

	FOR THE SIX MONTHS ENDED JUNE 30, 2007 US$ (Unaudited)		DECEMBER 31, 2006 US$ (Audited)
Net Assets	$124.1	million		$104.6	million
Net Asset Value Per Share	$27.06			$22.82

Market Data
Share Price on the New York Stock Exchange	$21.95			$22.80
Discount to Net Asset Value	(18.9%)			(0.1%)

Total Return for the Six Months Ended June 30, 2007
Net Asset Value			+	18.58%
Share Price				–3.73%

JFC Benchmark Index*			+	13.33%
MSCI Hong Kong Index (Total)			+	6.34%
BNP Prime Peregrine China Index			+	20.46%
Taiwan Weighted Index			+	12.57%

Net Asset Value and Share Price vs. Benchmark Index

*	JFC Benchmark: MSCI Golden Dragon Index (Total)
Prior to March 2001, 25% Taiwan Weighted Index, 20% BNP Paribas China Index, 50% MSCI Hong Kong, 5% HSBC;
Prior to March 1999, 60% Hong Kong All Ordinaries, 30% Credit Lyonnais Securities Asia All China B Index, 10% Taiwan Weighted Index;
Prior to January 1997, Peregrine Greater China Index
**	Commencement of operations Source: JPMorgan Asset Management

2   JF CHINA REGION FUND, INC.        JUNE 30, 2007

Chairman’s Statement
June 30, 2007

Dear Fellow Stockholder,

The six months to June 30, 2007 was a volatile period for our investments in the Greater China Region. Nevertheless, I am pleased to report a rise in the Fund’s net asset value (“NAV”) of +18.58%, compared to an increase in the Fund’s benchmark, the MSCI Golden Dragon Index (Total), of +13.33%, an outperformance of 5.25 percentage points. Unfortunately, this strong NAV performance was not reflected in the Fund’s share price, which suffered along with the rest of the sector from a considerable widening of the discount to 18.9% at the end of the period, and resulted in a fall of –3.73%. Your Board monitors the level of the discount closely. The Fund’s NAV outperformance of the benchmark was due in large part to the active investment decisions taken by the investment manager. One such decision, made at the start of the period, was to invest in China A-Shares via a specialist fund; this has proved highly successful and contributed a significant portion of the Fund’s portfolio appreciation in the period.

The Fund’s new administrator and custodian, JPMorgan Worldwide Securities Services, have been in place for six months. The quality of their service is high and I am pleased to report that the transition from their predecessors has been trouble-free and apparently seamless.

The recent volatility experienced in world markets has given investors a chance to decrease their risk exposure. Whilst short-term volatility may persist, asset prices in the China Region are not looking unduly expensive and fundamentals are sound. Overall, we remain of the belief that the momentum in the growth of the Region will continue and that should translate into continuing positive investment returns.

Respectfully submitted,

The Rt. Hon. The Earl of Cromer
Chairman

August 23, 2007

For more information refer to the website www.jfchinaregion.com

JUNE 30, 2007        JF CHINA REGION FUND, INC.   3

INVESTMENT MANAGER’S REPORT

Greater China markets had a volatile first six months. After a heavy sell-off in January and February, markets eventually managed to recover some of their losses and ended the first half with a good benchmark return of +13.33%. By comparison, the Fund’s net asset value was up +18.58%. The Fund had good stock selection calls in all three markets and our overweight position in China at the expense of Hong Kong also added value.

The high levels of volatility were a result of market concerns about global liquidity and policy tightening. There were also concerns over rising inflation in China and that potential ‘overheating’ growth could lead to further tightening measures by Beijing. Worries about the US sub-prime mortgage market further dampened sentiment. China’s policy tightening since 2006 was mainly triggered by concerns about excess liquidity that led to strong credit and investment growth. Given the strong economic data year to date, there could be further tightening measures but we believe they should remain incremental and accommodative. RMB revaluation and solid earnings growth should continue to attract investor interest in Chinese equities. While domestic A-Shares could still be beneficiaries of strong growth and ample excess liquidity in China, we expect the A-Share market to remain volatile and affected by the government’s administrative measures. With the incremental buying from China’s domestic investment funds, we believe Chinese equities listed in Hong Kong should be well-supported, especially those of strong earnings growth at a deep discount to their listed peers in the A-share markets.

The Taiwanese stock market was unexciting in the first quarter, due to the weak earnings results of the technology and banking sectors in the previous quarter. However, we have increased our holdings in the technology sector recently as it has lagged the benchmark while first quarter earnings results were better than expected. We expect the upcoming presidential election season to feature more talk about economy-boosting measures, including further improvements in cross-straits relations.

4   JF CHINA REGION FUND, INC.        JUNE 30, 2007

Top Ten Holdings
At June 30, 2007 (Unaudited)

% OF NET ASSETS
China Mobile, Ltd. China Mobile provides cellular telecommunications services in the People’s Republic of China.	6.4

Taiwan Semiconductor Manufacturing Co., Ltd. (“TSMC”) TSMC manufactures and markets integrated circuits. The Company provides the following services: wafer manufacturing, wafer probing, assembly and testing, mask production and design services. The Company’s integrated circuits are used in computer, communication, consumer electronics, automotive and industrial equipment industries.	5.7

JF China Pioneer A-Share Fund JF China Pioneer A-Share Fund is an investment company which aims to achieve long-term capital growth by investing primarily in Chinese companies listed on the domestic A-Share market.	4.7

Hon Hai Precision Industry Co., Ltd. Hon Hai Precision manufactures and markets personal computer (‘PC’) connectors and cable assemblies used in desktop PCs and PC servers.	4.4

China Life Insurance Co., Ltd. China Life offers a wide range of life, accident and health insurance products and services.	4.0

China Construction Bank Corp. ‘H’ China Construction Bank provides a complete range of banking services and other financial services to individual and corporate customers. The Bank’s services include retail banking, international settlement, project finance and credit card services.	3.6

Cheung Kong Holdings, Ltd. Cheung Kong Holdings through its subsidiaries, develops and invests in real estate. The Company also provides real estate agency and management services, operates hotels and invests in securities.	3.4

Cathay Financial Holding Co., Ltd. Cathay Financial is a holding company. Through its subsidiaries, the Company provides traditional life, health care and accident insurances, as well as banking, security underwriting and brokerage services.	2.8

PetroChina Co., Ltd. ‘H’ PetroChina explores, develops and produces crude oil and natural gas. The Company also refines, transports, and distributes crude oil and petroleum products, produces and sells chemicals and markets and sells natural gas.	2.8

MediaTek, Inc. MediaTek designs, manufactures, and markets compact disk read only memory (CD-ROM) and digital versatile disc read only memory (DVD-ROM) chip sets. The Company sells its products in Taiwan and exports to other countries in Asia.	2.7

JUNE 30, 2007        JF CHINA REGION FUND, INC.   5

INVESTMENT PORTFOLIO
AT JUNE 30, 2007 (Unaudited)

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS (unless otherwise noted)
CHINA (37.0%)
Airlines (0.8%)
Air China Ltd. ‘H’	1,304,000	995,611
Beverages (0.5%)
Yantai Changyu Pioneer Wine Co. ‘B’	123,400	615,011
Commercial Banks (6.0%)
China Construction Bank Corp. ‘H’	6,429,000	4,423,473
China Merchants Bank Co., Ltd. ‘H’	968,000	2,946,388
		7,369,861
Construction Materials (1.6%)
China National Building Material Co., Ltd. ‘H’	918,000	2,014,641
Diversified Telecommunication Services (0.6%)
China Communications Corp. Ltd. ‘H’ (a)	1,072,000	789,687
Electronic Equipment & Instruments (0.1%)
China High Speed Transmission Equipment Group Co., Ltd. (a)	80,000	72,437
Health Care Equipment & Supplies (0.6%)
Shandong Weigao Group Medical Polymer Co., Ltd. ‘H’	340,000	765,296
Health Asia Medicentres (a) ††	1,000,000	—
		765,296
Hotels, Restaurants & Leisure (0.6%)
Ajisen China Holdings Ltd. (a)	696,000	737,017
Insurance (4.0%)
China Life Insurance Co., Ltd.	1,385,000	4,977,300
Internet Software & Services (1.2%)
Tencent Holdings Ltd.	362,000	1,458,333
Investment Company (4.7%)
JF China Pioneer A-Share Fund (a),(b)	202,905	5,849,751
Machinery (2.1%)
China International Marine Containers Co., Ltd. ‘B’	514,020	1,272,034
Shanghai Zhenhua Port Machinery Co. ‘B’ (a)	694,988	1,295,458
		2,567,492
Marine (1.8%)
China COSCO Holdings Co., Ltd. ‘H’	1,575,300	2,260,444
Metals & Mining (1.2%)
Aluminum Corp of China, Ltd. ‘H’	888,000	1,496,808
Multiline Retail (1.5%)
Intime Department Store Group Co., Ltd. (a)	801,000	666,885
Parkson Retail Group, Ltd.	185,000	1,185,352
		1,852,237
Oil, Gas & Consumable Fuels (6.0%)
China Petroleum & Chemical Corp. ‘H’	2,734,000	3,024,491
China Shenhua Energy Co., Ltd. ‘H’	275,500	961,882
PetroChina Co., Ltd. ‘H’	2,342,000	3,450,461
		7,436,834
Real Estate Management & Development (2.5%)
Guangzhou R&F Properties Co., Ltd. ‘H’	484,000	1,482,479
KWG Property Holding, Ltd.	219,500	204,364
Shimao Property Holdings, Ltd.	641,000	1,432,970
		3,119,813
Textiles, Apparel & Luxury Goods (0.6%)
Pacific Textile Holdings, Ltd. (a)	1,082,000	671,130
Transportation Infrastructure (0.6%)
Dalian Port PDA Co., Ltd. ‘H’	1,082,000	791,518
TOTAL CHINA		45,841,221
HONG KONG (27.7%)
Distributors (1.5%)
Li & Fung Ltd.	512,600	1,845,418
Diversified Financial Services (3.4%)
Hong Kong Exchanges and Clearing Ltd.	215,000	3,038,354
Jardine Matheson Holdings Ltd.	48,000	1,142,400
		4,180,754
Electronic Equipment & Instruments (1.0%)
China Resources Enterprise	328,000	1,233,272
Independent Power Producers & Energy Traders (1.3%)
China Resources Power Holdings Co.	684,000	1,632,320
Industrial Conglomerates (1.2%)
Hutchison Whampoa Ltd.	155,000	1,539,256
Marine (1.2%)
Pacific Basin Shipping, Ltd.	1,281,000	1,441,682

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

6   JF CHINA REGION FUND, INC.        JUNE 30, 2007

DESCRIPTION	HOLDINGS (IN SHARES)	MARKET VALUE (IN US$)
COMMON STOCKS — continued
Multiline Retail (0.8%)
Lifestyle International Holdings Ltd.	247,000	958,723
Real Estate Management & Development (7.8%)
Cheung Kong Holdings, Ltd.	320,000	4,190,710
Hang Lung Properties, Ltd.	666,000	2,295,465
Kerry Properties, Ltd.	367,300	2,306,429
Shun Tak Holdings, Ltd.	658,000	967,746
		9,760,350
Specialty Retail (3.1%)
Belle International Holdings, Ltd. (a)	998,000	1,101,486
Esprit Holdings Ltd.	215,400	2,732,719
		3,834,205
Wireless Telecommunication Services (6.4%)
China Mobile, Ltd.	742,500	7,971,771
TOTAL HONG KONG		34,397,751
TAIWAN (34.1%)
Chemicals (2.5%)
Formosa Chemicals & Fibre Corp.	1,371,000	3,161,985
Commercial Banks (1.9%)
Chinatrust Financial Holding Co., Ltd.	1,895,000	1,476,054
Standard Chartered plc	26,750	858,004
		2,334,058
Communications Equipment (0.6%)
Zyxel Communications Corp.	375,000	691,444
Computers & Peripherals (1.9%)
Foxconn Technology Co., Ltd.	137,000	1,646,535
Wistron Corp.	382,000	713,649
		2,360,184
Construction Materials (0.8%)
Asia Cement Corp. (Taiwan)	747,000	984,151
Electronic Equipment & Instruments (10.4%)
Chroma ATE, Inc. (a)	216,000	456,107
Delta Electronics, Inc. (a)	360,000	1,418,487
Hon Hai Precision Industry Co., Ltd.	636,784	5,502,545
Innolux Display Corp. (a)	401,000	1,659,344
Innolux Display Corp. Warrants 09 Oct. 2007 (UBS AG)	441,721	1,852,715
Tripod Technology Corp.	197,990	1,009,047
TXC Corp.	488,000	1,054,220
		12,952,465
Hotels, Restaurants & Leisure (0.5%)
Formosa International Hotels Corp.	56,434	607,851
Insurance (2.8%)
Cathay Financial Holding Co., Ltd.	1,468,895	3,508,436
Machinery (0.5%)
Topoint Technology Co., Ltd.	240,000	635,307
Semiconductors & Semiconductor Equipment (12.2%)
MediaTek, Inc.	212,080	3,303,869
Richtek Technology Corp.	115,000	1,819,509
Siliconware Precision Industries Co.	820,000	1,741,496
Taiwan Semiconductor Manufacturing Co., Ltd.	3,252,538	7,016,520
Vanguard International Semiconductor Corp. (a)	1,216,000	1,217,258
		15,098,652
TOTAL TAIWAN		42,334,533
TOTAL INVESTMENTS (98.8% of Net Assets) (Cost $87,250,621)		122,573,505
Other assets in excess of liabilities (1.2% of Net Assets)		1,499,879
NET ASSETS (100.0%)		$124,073,384
As of June 30, 2007, aggregate cost for Federal income tax purposes was $87,250,621. The aggregate unrealized gain for all securities is as follows:
Excess of market value over cost		35,488,438
Excess of cost over market value		(165,554)
Net unrealized gain		$35,322,884

(a)	Non-income producing security.
(b)	Investment in affiliate.
B	Chinese security traded on Shenzhen Stock Exchange or Shanghai Stock Exchange.
H	Chinese security traded on Hong Kong Stock Exchange.
††	At fair value as determined under the supervision of the Board of Directors.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   7

STATEMENT OF ASSETS AND LIABILITIES
AT JUNE 30, 2007 (Unaudited)

(in US$)
ASSETS:
Investments at value (cost $87,250,621)	122,573,505
Cash (including foreign currencies with a cost of $988,216 and value of $988,068)	1,089,493
Receivable for securities sold	1,861,139
Dividends receivable	485,820
Total Assets	126,009,957

LIABILITIES:
Payables
Payable for securities purchased	1,602,719
Accrued liabilities
Investment advisory fees	213,582
Administration fees	37,646
Custodian and accounting fees	28,485
Trustees’ and Officers’ fees	30,622
Other	23,519
Total Liabilities	1,936,573
Net Assets	124,073,384
Net assets consist of:
Common stock, $0.01 par value (100,000,000 shares authorized; 4,585,160 shares issued and outstanding)	45,852
Paid-in capital	83,945,330
Undistributed net investment income	574,882
Accumulated realized gain on investments and foreign currency transactions	4,183,163
Accumulated net unrealized appreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies	35,324,157
Net Assets	124,073,384
Net Asset Value Per Share ($124,073,384 ÷ 4,585,160)	27.06

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

8   JF CHINA REGION FUND, INC.        JUNE 30, 2007

STATEMENT OF OPERATIONS
JUNE 30, 2007 (Unaudited)

(in US$)
INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $114,739)	1,163,039
Interest	5,476
Total Investment Income	1,168,515

EXPENSES:
Investment advisory fees	513,697
Directors’ fees and expenses	81,524
Custodian and accounting fees	101,854
Administration and accounting fees	70,448
Legal fees	19,892
Shareholder report and expenses	17,904
Insurance	21,175
Audit fees	37,192
NYSE listing fee	12,397
Shareholder service fees	23,307
Other expenses	18,296
Total Expenses	917,686
Net Investment Income	250,829

REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCIES:
Net realized gain
Investments	10,337,781
Foreign currency transactions	14,674
Net change in unrealized appreciation
Investments and foreign currency holdings and other assets and liabilities denominated in foreign currencies	8,846,194
Net realized and unrealized gain on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	19,198,649
Net Increase in net assets resulting from operations	19,449,478

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   9

STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED

	Six Months Ended June 30, 2007 (Unaudited) (in US$)	Year Ended December 31, 2006 (in US$)
INCREASE IN NET ASSETS:
Operations
Net investment income	250,829	304,640
Net realized gain on investment transactions	10,337,781	12,991,089
Net realized gain (loss) on foreign currency transactions	14,674	(6,725)
Net change in unrealized appreciation on investments, foreign currency holdings and other assets and liabilities denominated in foreign currencies	8,846,194	18,195,428
Net increase in net assets resulting from operations	19,449,478	31,484,432

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income (none and $0.09 per share, respectively)	—	(419,175)
Total increase in net assets	19,449,478	31,065,257

NET ASSETS:
Beginning of period	104,623,906	73,558,649
End of period (including undistributed net investment income of $574,882 and $324,053, respectively)	124,073,384	104,623,906

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

10   JF CHINA REGION FUND, INC.        JUNE 30, 2007

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	For the Six Months Ended June 30, 2007 (Unaudited) (in US$)	For the Year Ended December 31, 2006 (in US$)	For the Year Ended December 31, 2005 (in US$)	For the Year Ended December 31, 2004 (in US$)	For the Year Ended December 31, 2003 (in US$)
For a share outstanding throughout each year:
Net asset value, beginning of period	22.82	16.04	14.06	13.93	7.47
Net investment income/(loss)	0.05	0.07	0.13	0.04	(0.02)
Net realized and unrealized gain on investments and foreign currency-related transactions	4.19	6.80	1.91	0.09	6.48
Total from investment operations	4.24	6.87	2.04	0.13	6.46
Dividends from net investment income	—	(0.09)	(0.06)	—	—
Dilutive effect of shares repurchased	—	—	—	—	—*
Net asset value, end of period	27.06	22.82	16.04	14.06	13.93
Market value, end of period	21.95	22.80	13.71	12.80	18.08
Total Investment Return
Per share market value	(3.7)%	67.1%	7.6%	(29.2%)	178.2%
Per share net asset value	18.6%	43.0%	14.5%	0.9%	86.5%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period	124,073,384	104,623,906	73,558,649	64,487,971	63,882,635
Ratios of total expenses to average net assets	1.72%	1.95%	2.08%	2.22%	2.54%
Ratios of net investment income (loss) to average net assets	0.47%	0.36%	0.90%	0.31%	(0.19%)
Portfolio turnover rate	127.2%**	192.4%	121.8%	168.6%	162.5%
Number of shares outstanding at end of period (in thousands)	4,585	4,585	4,585	4,585	4,585

*	Less than $0.01 per share.
**	Annualized for periods less than one year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   11

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (Unaudited)

1. Organization and Capital

JF China Region Fund, Inc. (the “Fund”) was incorporated in the State of Maryland on May 22, 1992, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940. The Fund commenced operations on July 16, 1992.

2. Significant Accounting Policies

The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”), are consistently followed by the Fund in the preparation of its financial statements.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from these estimates.

i) Security Valuation — All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination or, if no sales price is available at that time, at the mean between the last current bid and asked prices. Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices and positions held in collective investment schemes are valued at the last published net asset value for the investment scheme. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are translated to United States (“U.S.”) dollar equivalents at the exchange rate in effect on the valuation date.

ii) Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mid-market price of such currencies against U.S. dollars as follows:

•	investments, other assets, and liabilities at the prevailing rates of exchange on the valuation date;

•	investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period-end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investments.

Unrealized currency gains (losses) resulting from valuing foreign currency denominated assets and liabilities at period-end exchange rates are reflected as a component of accumulated net unrealized gain (loss) on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

iii) Distribution of Income and Gains — The Fund intends to distribute to stockholders, at least annually, substantially all of its net investment income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses. An additional distribution may be made to the extent necessary to avoid the payment of a 4% federal excise tax.

Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with GAAP.

iv) Other — Security transactions are accounted for on trade date. Realized gains and losses on the sale of investment securities are determined on the identified cost basis. Interest income is recognized on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

3. Investment Transactions

The investment objective, policies, program, and risk factors of the Fund are described fully in the Fund’s Prospectus.

12   JF CHINA REGION FUND, INC.        JUNE 30, 2007

During the six months ended June 30, 2007 the Fund made purchases of $14,820,190, and sales of $13,562,259 of investment securities other than short-term investments. There were no purchases or sales of U.S. government securities.

4. Related party, Other Service Provider Transactions and Directors

i) — JF International Management Inc. (the “Adviser”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provides investment advisory services to the Fund under the terms of an investment advisory agreement. The Adviser is paid a fee, computed weekly and payable monthly, at the annual rate of 1.00% of the Fund’s weekly net assets.

ii) — During the six months ended June 30, 2007, the Fund did not pay any brokerage commissions to JPMorgan Chase Group companies or affiliated brokers/dealers.

iii) Other Service Providers — During the year, J.P. Morgan Investor Services, Co. (“JPMIS”) (the “Administrator”), an indirect wholly-owned subsidiary of JPMorgan Chase & Co., provided administrative and accounting services to the Fund under an Administrative and Accounting Services Agreement. The Administrator received a fee, payable monthly, at an annual rate of .03% of the Fund’s average weekly net assets, subject to a minimum annual fee of $106,500.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co., serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

JPMorgan Chase Bank N.A. (“JPMCB”) provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

iv) Directors — The Fund pays each of its Directors who is not a director, officer or employee of the Adviser, Administrator or any affiliate thereof an annual fee of $21,000 and the Chairman $30,000 plus $2,000 attendance fee for each Board meeting, $3,000 for each Management Engagement Committee meeting and $3,500 for each Audit Committee meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings. Under normal circumstances, in order to minimize expenses, the Board expects to hold two meetings a year by telephone.

5. Capital Share Transactions

On September 7, 2006, the Board of Directors renewed an authority for the Fund to purchase shares of its common stock from Fund stockholders, as described below. When shares trade at a discount to net asset value, any purchase of shares by the Fund has the effect of increasing the net asset value per share of the Fund’s remaining shares outstanding. All shares purchased by the Fund are thereafter considered authorized and unissued.

i)  Share Repurchase Program — The Fund was authorized to repurchase up to 458,516 shares (10% of its issued and outstanding shares) in the open market through September 5, 2007. Repurchases can be made only when the Fund’s shares are trading at less than net asset value and at such times and amounts as it is believed to be in the best interest of the Fund’s stockholders.

During the six months ended June 30, 2007 and the year ended December 31, 2006, the Fund did not repurchase any shares under the share repurchase program.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   13

NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2007 (Unaudited) (continued)

6. Risks and Uncertainties

i) Foreign Transactions — Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

ii) Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

7. Tax Status

i) U.S. Federal Income Taxes — No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company under subchapter M of the Internal Revenue Code and distribute substantially all of its taxable income.

The tax character of distributions paid for the year ended December 31, 2006 was $419,175 ordinary income.

At December 31, 2006, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Tax basis Ordinary Income		$324,053
Tax basis capital loss carryforward	$(5,739,705)
Plus/Less: cumulative timing differences — wash sales	(429,587)
Accumulated capital loss		(6,169,292)
Book unrealized foreign exchange gain		0
Book unrealized appreciation on foreign currencies		0
Tax unrealized appreciation	26,048,376
Plus/Less: cumulative timing differences — wash sales	429,587
Unrealized appreciation		26,477,963
Net assets (excluding paid-in capital)		$20,632,724

The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales. The cumulative timing difference for the capital loss carryover is due to wash sales.

Net Asset Value	$104,623,906
Paid-in Capital	(83,991,182)
Net assets (excluding paid-in capital)	$20,632,724

As of December 31, 2006, the Fund had capital loss carryforwards for federal income tax purposes of $5,739,705, of which $2,129,532 expires in 2008, $3,610,173 expires in 2009. The Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforward.

During the year ended December 31, 2006, the Fund reclassified $6,725 to undistributed net investment income from accumulated realized loss on investments as a result of permanent book and tax differences relating to realized foreign currency losses. The Fund also reclassified $26,180 from undistributed net investment income to paid-in capital as a result of nondeductible expenses associated with the deficiency dividend. Net assets were not affected by the reclassifications.

8.	Recent Accounting Pronouncements

In July 2006, the Financial Accounting Standards Board (the “FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation

14   JF CHINA REGION FUND, INC.        JUNE 30, 2007

establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. Based on Management’s analysis, the determination has been made that the adoption of the interpretation did not have an impact to the Fund financial statements upon adoption. Management continually reviews the Fund’s tax positions and such conclusions under the Interpretation based on factors, including, but not limited to, ongoing analyses of tax laws, regulations and interpretations, thereof.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management continues to evaluate the impact the adoption of SFAS 157 will have on the Fund’s financial statement disclosures.

Furthermore, in February 2007, the FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115” (“SFAS 159”), which is effective for fiscal years beginning after November 15, 2007. SFAS 159 permits entities to elect to measure certain financial assets and liabilities at fair value. The fair value option may be applied instrument by instrument, is irrevocable and is applied only to entire instruments and not to portions of instruments. SFAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. Management continues to evaluate the impact the adoption of SFAS 159 will have on the Fund’s financial statement disclosures.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   15

RESULTS OF THE ANNUAL STOCKHOLDER’S MEETING
(Unaudited)

The Fund held its annual stockholders meeting on May 10, 2007. At this meeting, stockholders re-elected the following nominee to the Fund’s Board of Directors.

I) Election of Directors

Nominee	Votes For	Votes Withheld	Non-Voting Shares	Total Voting Shares
Alexander Reid Hamilton	3,561,564	75,241	937,780	4,585,160

OTHER INFORMATION

Administrator

On January 1, 2007, J.P. Morgan Investor Services, Co. replaced PFPC Inc. as the Fund Administrator.

Custodian

On January 1, 2007, JPMorgan Chase Bank N.A. replaced Citibank N.A. as the Fund Custodian.

Information About Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 202-942-8008, and on the Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 202-942-8088, and on the Commission’s website at http://www.sec.gov.

Certifications

Simon J. Crinage, as the Fund’s President, has certified to the New York Stock Exchange that, as of June 6, 2007, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Commission on Forms N-CSR and N-CSRS contain certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

16   JF CHINA REGION FUND, INC.        JUNE 30, 2007

FUND MANAGEMENT
(Unaudited)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Trusteeships/ Directorships Held by Director
Independent DIRECTORS
The Rt. Hon. The Earl of Cromer (June 3, 1946) Finsbury Dials 20 Finsbury Street London, EC2Y 9AQ United Kingdom Chairman and Director, Class I	Since 1994	Chairman of the Board of the Fund; Chief Executive Officer of Cromer Associates Limited (family business).	1
Director of Schroder Asia Pacific Fund Limited, Business Link Somerset Limited, Pacific Basin Shipping Limited, Cambridge Asia Investments Limited, Pedder Street Asia Absolute Return Fund Limited, Chairman of Japan High Yield Property Fund Limited and Western Provident Association; former Director of Inchcape Pacific Limited and Korea Asia Fund Limited.

Alexander Reid Hamilton (October 4, 1941) P.O. Box 12343 General Post Office Hong Kong Director, Class II	Since 1994	Director of Citic Pacific Limited (infrastructure), China Cosco Holdings Company Limited (container shipping), Esprit Holdings Limited (clothing retail), Shangri-La Asia Limited (hotels), Octopus Cards Limited (financial services) and China Central Properties Limited.	1	See Principal Occupation

Julian M. I. Reid (August 7, 1944) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Director, Class III	Since 1998	Chief Executive Officer of 3a Asset Management Limited; Director and Chairman of Morgan’s Walk Properties Limited.	1	Director and Chairman of The Korea Fund, Inc., Director and Chairman of Prosperity Voskhod Fund, and Director of 3a Global Growth Fund Limited.

(1)	Number I, II or III below a director’s name indicates whether he serves in Class I, II, or III of the Board of Directors. Class I directors serve until the 2009 Annual Meeting. Class II directors will serve until the 2008 Annual Meeting. Class III directors will serve until the 2008 Annual Meeting.

(2)	The Fund is the only fund in the Fund Complex.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   17

FUND MANAGEMENT
(Unaudited) (continued)

Information pertaining to the Directors and officers of the Fund is set forth below.

Name, (DOB), Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers who are not Directors
Simon J. Crinage (May 10, 1965) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom President	Since 2003	President of the Fund; Vice President, JPMorgan Asset Management since September 2000.

Michael J. James (May 11, 1967) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Treasurer	Since 2006	Treasurer of the Fund; Vice President, JPMorgan Asset Management since September 2000.

Hilary A. Lowe (November 15, 1971) Finsbury Dials, 20 Finsbury Street London, EC2Y 9AQ United Kingdom Secretary	Since 2005	Secretary of the Fund; Associate JPMorgan Asset Management since February 2002.

18   JF CHINA REGION FUND, INC.        JUNE 30, 2007

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
(Unaudited)

The Fund operates an optional Dividend Reinvestment and Cash Purchase Plan (the “Plan”) whereby:

a)	shareholders may elect to receive dividend and capital gain distributions in the form of additional shares of the Fund (the Share Distribution Plan).

b)	shareholders may make optional payments (any amount between $100 and $3,000) which will be used to purchase additional shares in the open market (the Share Purchase Plan).

For a copy of the Plan brochure, as well as a dividend reinvestment authorization card, please contact the Plan Agent:

Computershare Trust Company, N.A. P. O. Box 43010 Providence, RI 02940-3010 USA Telephone No.: 800-426-5523 (toll-free) www.computershare.com

The following should be noted with respect to the Plan:

If you participate in the Share Distribution Plan, whenever the Board of Directors of the Fund declares an income dividend or net capital gain distribution, you will automatically receive your distribution in newly issued shares (cash will be paid in lieu of fractional shares) if the market price of the shares on the date of the distribution is at or above the net asset value of the shares. The number of shares to be issued to you by the Fund will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the net asset value (NAV) per share on such date or 95% of the market price of a share on such date. If the market price of the shares on such a distribution date is below the NAV, the Plan Agent will, as agent for the participants, buy shares on the open market, on the New York Stock Exchange or elsewhere, for the participant’s account on, or after, the payment date. There is no service charge for purchases under this Plan.

For U.S. federal income tax purposes, shareholders receiving newly issued shares pursuant to the Share Distribution Plan will be treated as receiving income or capital gains in an amount equal to the fair market value (determined as of the distribution date) of the shares received and will have a cost basis equal to such fair market value. Shareholders receiving a distribution in the form of shares purchased in the open market pursuant to the Plan will be treated as receiving a distribution of the cash distribution that such shareholder would have received had the shareholder not elected to have such distribution reinvested and will have a cost basis in such shares equal to the amount of the distribution.

There will be no brokerage charge to participants for shares issued directly by the Fund under the Plan. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases of shares in connection with the Plan. The Fund will pay the fees of the Plan Agent for handling the Plan.

You may terminate your account under the Share Distribution Plan by notifying the Plan Agent in writing. The Plan may be terminated by the Plan Agent or the Fund with notice to you at least 30 days prior to any record date for the payment of any distribution by the Fund. Upon any termination, the Plan Agent will deliver a certificate or certificates for the full shares held for you under the Plan and a cash adjustment for any fractional shares.

You also have the option of instructing the Plan Agent to make semi-annual cash purchases of shares in the open market. There is a service charge of $1.25 for each purchase under this Share Purchase Plan.

JUNE 30, 2007        JF CHINA REGION FUND, INC.   19

DIRECTORS AND ADMINISTRATION
(Unaudited)

Officers and Directors	The Rt. Hon. The Earl of Cromer —
Director and Chairman of the Board
Alexander R. Hamilton — Director
Julian M. I. Reid — Director
Simon J. Crinage — President
Michael J. James — Treasurer
Hilary A. Lowe — Secretary

Investment Adviser	JF International Management Inc. P.O. Box 3151 Road Town, Tortola British Virgin Islands

Administrator	From January 1, 2007 J.P. Morgan Investor Services, Co. 73 Tremont Street, 11th Floor Boston, Massachusetts 02108 U.S.A.	To December 31, 2006 PFPC Inc. 301 Bellevue Parkway Wilmington, Delaware 19809 U.S.A.

Custodian	From January 1, 2007 JPMorgan Chase Bank N.A. 73 Tremont Street, 11th Floor Boston, Massachusetts 02108 U.S.A.	To December 31, 2006 Citibank N.A. New York: 111 Wall Street, 16th Floor New York, New York 10005 U.S.A.

Hong Kong: Citibank Tower Citibank Plaza 3 Garden Road Hong Kong

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP 300 Madison Avenue New York, New York 10017 U.S.A.

Legal Counsel	Cleary Gottlieb Steen & Hamilton LLP New York: 1 Liberty Plaza New York, New York 10006 U.S.A.

Hong Kong: Bank of China Tower 1 Garden Road Hong Kong

Registrar, Transfer Agent, and Dividend Paying Agent	Computershare Trust Company, N.A. P. O. Box 43010 Providence, Rhode Island 02940-3010 U.S.A.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

www.jfchinaregion.com

20   JF CHINA REGION FUND, INC.        JUNE 30, 2007

This report, including the financial statements herein, is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

© JPMorgan Chase & Co., 2007 All rights reserved. June 2007.

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable to a semi-annual report.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a) (1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of item 7 (d) (2) (ii) (G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended (“1940 Act”) (17 CFR 270.30a-3 (c) )) are effective, as of June 30, 2007, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3 (b)) and Rules 13a-15 (b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15 (b) or 240.15d-15 (b)).

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JF China Region Fund, Inc.

By:	/s/_____________________________

Simon Crinage

President and Principal Executive Officer

September 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

Simon Crinage

President and Principal Executive Officer

September 7, 2007

By:	/s/____________________________

Michael J. James

Treasurer and Principal Financial Officer

September 7, 2007